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Supplement dated August 3, 1998 to the May 1, 1998 Prospectuses for New England
Star Funds Class A, B and C (as supplemented July 15, 1998) and New England Stock Funds Class Y


FOR NEW ENGLAND STAR WORLDWIDE FUND

CHANGE IN PORTFOLIO MANAGERS

Oscar Castro and John Boich of Montgomery have assumed day-to-day responsibility for the management of the Montgomery segment of the New England Star Worldwide Fund. Messrs. Castro and Boich are each a Senior Portfolio Manager and Principal of Montgomery and each has been employed by Montgomery since 1993. They have co-managed Montgomery's Global Opportunities Fund since its inception on September 30, 1993.

CHANGE IN INVESTMENT STRATEGY

The paragraph regarding Montgomery in the "Fund Investments - Star Worldwide Fund" section of the Prospectus is revised to read as follows:

      Montgomery Asset Management, LLC ("Montgomery") normally will invest at least 65% of its segment of the Fund's portfolio in equity securities of companies, which may be of any size, throughout the world. The segment of the Fund managed by Montgomery emphasizes common stocks, but may also invest up to 35% of its segment in debt securities, including up to 5% in debt securities rated below investment grade. Montgomery may invest its segment of the Fund in securities denominated in one or more foreign currencies.

      Montgomery invests in companies that it believes have potential for above-average growth in sales and earnings on a sustained basis and that are reasonably priced. A number of factors are considered in evaluating potential investments, including a company's per share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages; and quality of management.

Messrs. Castro and Boich have reviewed the portfolio holdings of the Montgomery segment of the Fund and expect that it will take approximately 2 to 3 months to reposition the Montgomery segment's portfolio holdings to match the new investment strategy as set forth above.

REDUCTION IN SUBADVISORY FEE

The subadvisory fees payable by NEFM to Montgomery are now at the annual rate of:

           0.85% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery manages, 0.65% of the next $25 million of such assets, and 0.55% of such assets in excess of $50 million.

This change in subadvisory fees paid by NEFM does not affect the management fee paid by the Fund.

All of the above changes are effective August 3, 1998.


FOR NEW ENGLAND STAR ADVISERS FUND

The following supplements the disclosure found in the paragraph in the "Fund Management" section of the Prospectus describing subadvisory fees paid by NEFM to Janus Capital Corporation ("Janus Capital"):

      For the Star Advisers Fund, NEFM pays Janus Capital a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that Janus Capital manages and 0.50% of such assets in excess of $50 million.